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                                  Exhibit 10.1
                                  ------------

                   LIQUIDITY AND REGISTRATION RIGHTS AGREEMENT

     This LIQUIDITY AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of _______________, by and among Eimo Oyj, a company organized under the laws of the Republic of Finland (the "Company"), and A. Christian Schauer, Daniel B. Canavan, and Victor V. Valentine, Jr. (individually, a "U.S. Holder" and collectively, the "U.S. Holders") and Jalo Paananen, Elmar Paananen, Topi Paananen, and Annamari Jukko (individually, a "Finland Holder" and collectively, the "Finland Holders").

                                    RECITALS
                                    --------

     A. Triple S Plastics, Inc., a Michigan corporation (the "Target"), the Company, and Spartan Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the "Merger Sub"), are parties to a certain Amended and Restated Agreement and Plan of Merger dated as of May 25 ,2001 (the "Merger Agreement") pursuant to which the Company will acquire all of the issued and outstanding shares of capital stock of the Target through the merger of the Merger Sub with and into the Target (the "Merger").

     B. U.S. Holders hold an equity interest in Target which will be converted, pursuant to the Merger Agreement, into the right to receive an equity interest in the Company.

     C. It is a condition of the Merger Agreement that the parties to this Agreement (the U.S. Holders, the Finland Holders and the Company) shall have executed and delivered this Agreement prior to the Effective Time (as defined in the Merger Agreement).

     D. The Company expects to receive substantial benefits as a result of the Merger.

     NOW, THEREFORE, in consideration of the premises and the mutual obligations and covenants hereinafter set forth, the parties hereto agree as follows:

Section 1. Certain Definitions.
           -------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Affiliate" shall mean, with respect to any person or entity, any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person or entity.

     "American Depository Shares" shall mean the American Depository Shares (which, pursuant to and as further described in Section 2.1(c) of the Merger
                                                -------------
Agreement, may be evidenced by one or more American Depository Receipts) representing the right to receive Ordinary Shares which shall be delivered to U.S. Holders as Merger Consideration pursuant to Section 2.1(c) of the Merger
                                                 -------------
Agreement.

     "Commission" shall mean the United States Securities and Exchange Commission or any other United States agency at the time administering the Securities Act.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar United States rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Finland Holders" has the meaning set forth in the first paragraph of this Agreement.

     "Initial Shares" means the American Depositary Shares issued pursuant to the Merger or any Ordinary Shares issued in exchange therefor, or any American Depositary Receipts or ordinary shares issuable to a U.S. Holder pursuant to options outstanding as of the Effective Time.

     "Ordinary Shares" shall mean the ordinary Series A shares of the Company.

     "Person" shall mean an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Priority Shares" shall mean Registrable Securities senior in priority of registration rights to the Registrable Shares. The Registrable Shares shall not constitute Priority Shares.

     "Recitals" shall mean the recitals to this Agreement which constitute integral terms hereof.

     "Registrable Securities" shall mean (a) the Registrable Shares and (b) any other shares of the capital stock of the Company having registration rights; provided, however, that such securities shall only be treated as Registrable
--------  -------
Securities if and so long as (i) they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (ii) they have not been sold pursuant to Rule 144 and
(iii) the registration rights with respect to such shares have not otherwise terminated.

     "Registrable Shares" shall mean the Initial Shares; provided, however, that
                                                         --------  -------
the Initial Shares shall only constitute Registrable Shares if and so long as
(i) they have not been registered or sold through a broker or dealer or underwriter in a public distribution or a public securities transaction, (ii) they have not been sold pursuant to Rule 144 or Rule 145, and (iii) the registration rights with respect to such shares have not otherwise terminated.

     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred in complying with Section 2.1, including, without limitation,
                                  -----------
all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expense of any special audits incident to or required by any such registration, compensation of regular employees of the Company and expenses of all marketing and promotional efforts reasonably requested by the managing Underwriter relating to all securities being offered in an offering and which are customarily paid by issuers or sellers of securities and such other fees and disbursements of Underwriters customarily paid by issuers or sellers of securities (but not the fees and disbursements of Underwriters' counsel); provided, however, that U.S. Holders shall bear all fees and expenses of their
--------  -------
own counsel, underwriting discounts and commissions, brokerage fees or commissions and transfer taxes, in each case, if any, relating to the sale of Registrable Shares.

     "Registration Rights Period" shall mean, as to each U.S. Holder, the period beginning on the effective date of the Merger and ending on the earlier to occur of:

          (i) (a) in the event the applicable U.S. Holder is not an Affiliate of the Company, on the first date on which the American Depository Shares held by such U.S. Holder cease to constitute Registrable Securities; provided, however, that,
                                                       --------  -------
                    notwithstanding anything contained herein to the contrary, the Registration Rights Period shall end no later than the earlier of:

                    (A) the date which is four (4) years after the date of this Agreement;

                    (B) the first date on which all the Registrable Shares then held by U.S. Holders may be publicly sold (x) in a single transaction within the volume limitations in Rule 144(e)(1) (regardless whether such sale is required to be effected within such limits), (y) in a series of transactions over any six (6) consecutive months, or (z) the U.S. Holders hold less than five percent (5%) of the outstanding shares of the Company; or

                (b) in the event the applicable U.S. Holder is an Affiliate of the Company, on the later of (i) ninety (90) days after such U.S. Holder ceases to be an Affiliate of the Company, and
                    (ii) the first date upon which the U.S. Holders would not be deemed an underwriter under Section 2(11) of the Securities Act with respect to the sale of the Registrable Shares;

          (ii) the date upon which the Company has either caused all Registrable Shares to be eligible to be registered pursuant to
                Section 2 of this Agreement (and, in fact, all Registrable
                ---------
                Shares so registered have been sold) or has caused not less than eighty percent (80%) of the aggregate Registrable Shares to be eligible to be registered pursuant to Section 2 of this
                                                      ---------
                Agreement (and, in fact, all Registrable Shares so registered have been sold) on two separate occasions and pursuant to two separate registration statements; and

          (iii) all of the Registrable Shares shall be eligible for sale pursuant to Section 9 or Section 10 and the Registrable Shares
                            ---------    ----------
                sought to be sold, in fact, have been sold under such applicable provision.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act.

     "Rule 145" shall mean Rule 145 promulgated under the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar United States rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

     "U.S. Holders" has the meaning set forth in the first paragraph of this Agreement.

Section 2. Piggyback/Incidental Registration.
           ---------------------------------

     2.1   Notice of Registration. If at any time or from time to time during
           ----------------------
the Registration Rights Period the Company shall determine to register in the United States any of its equity securities, either for its own account or the account of stockholders of the Company, other than (a) registration relating solely to employee benefit plans registered on Form S-8 or any successor form thereto (but only so long as securities issuable upon the exercise of transferable options may not be and are not being registered thereunder), (b) a registration relating solely to a transaction meeting the requirements of Rule 145 under the Securities Act, (c) a registration in which the only equity securities being registered are Ordinary Shares issuable upon conversion of convertible debt securities which are also being registered, or (d) constituting a registered exchange offer or shelf registration entered into pursuant to or in connection with an offering pursuant to Rule 144A under the Securities Act, the Company will give written notice (the "Company Notice"), at its expense, to U.S. Holders of its intention to do so at least fifteen (15) days prior to the filing of a registration statement with respect to such registration with the Commission. If a U.S. Holder desires to dispose of all or part of U.S. Holders's Registrable Shares, such U.S. Holder may request registration thereof in connection with Company's registration by delivering to the Company, within ten
(10) days after receipt of the Company Notice, written notice of such request (the "U.S. Holders Notice") stating the number of shares of Registrable Shares to be disposed of and the intended method of disposition of such shares by such U.S. Holder. The Company shall use its reasonable best efforts to cause all of the Registrable Shares specified in the U.S. Holders Notice to be registered under the Securities Act pursuant to the registration statement referred to in the Company Notice (and any related qualification under blue sky laws) so as to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the U.S. Holder of the Registrable Shares so registered, subject, however, to the limitations set forth in Section 2.2; and,
                                                              -----------
provided, however, that the Company shall not be required to grant any
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concession or additional rights or other consideration to any other Person to secure the right of any U.S. Holder to participate in such registration.

     2.2  Limitations on Piggyback/Incidental Registration. (a) If the
          ------------------------------------------------
registration of which the Company gives notice pursuant to Section 2.1 above is
                                                           -----------
for the purpose of permitting the disposition of securities by the Company or any other Person pursuant to a firm commitment underwritten offering, the Company shall so advise the U.S. Holders as a part of the Company Notice given pursuant to Section 2.1. In such event, the right of the U.S. Holders to
            -----------
registration pursuant to Section 2.1 shall be conditioned upon the applicable
                         -----------
U.S. Holder's participation in such underwriting (if any), and the inclusion of Registrable Shares in the offering and/or underwriting shall be limited to the extent provided herein. U.S. Holders shall sell the Registrable Shares included in such offering to or through the Underwriter(s) (if any) of the securities being registered for the account of the Company (or otherwise selected by the Company, in its sole discretion, to manage such underwriting) upon terms generally comparable to the terms applicable to the Company (except that the Company shall bear all Registration Expenses to the extent provided in Section
                                                                       -------
4).
-

          (b) If requested in writing to do so in good faith by the managing Underwriter of an underwritten offering, the Company shall have the right to limit the aggregate size of the offering or decrease the number of Registrable Shares to be included therein by U.S. Holders to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing Underwriter, and only securities which are to be included in the underwriting may be included in the registration. U.S. Holders selling Registrable Shares in the underwritten offering shall (together with the Company and other holders of the Registrable Securities distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing Underwriter selected for such underwriting by the Company.

          (c)  Notwithstanding any other provision of this Section 2.2, if the
                                                           -----------
managing Underwriter (or, if there is no managing Underwriter, then the Company) determines that marketing factors or its contractual obligations with respect to Priority Shares require a limitation of the number of securities to be underwritten or offered, then the Company shall so advise all holders of Registrable Securities requesting to be included in the registration and underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all holders of Registrable Securities requesting to be included in the registration and underwriting as follows:

               (i) Whenever the number of shares which may be registered pursuant to Section 2.1 is limited by the provisions of Section 2.2,
                      -----------                                 -----------
          the U.S. Holders shall have priority as to sales over the other holders of the Company's securities without registration rights, and the Company shall cause such other holders to withdraw from such offering to the extent necessary to allow the U.S. Holders to include all of the shares so requested to be included within such registration.

               (ii) Whenever the number of shares which may be registered pursuant to Section 2.1 is still limited by the provisions of this
                      -----------
          Section 2.2, after the withdrawal of the other holders of the
          -----------
          Company's securities, the Company, together with the holders of Priority Shares that have the right to participate in the firm commitment underwritten offering pursuant to registration rights granted by the Company (but only to the extent required by the terms of any grants of such registration rights), shall have priority as to participation in such registration over U.S. Holders. In furtherance thereof, each U.S. Holder further agrees that he shall withdraw his Registrable Shares from such registration to the extent necessary to allow the Company to include (A) seventy percent (70%) of the securities which the Company desires to sell for its own account, and
          (B) all shares of Registrable Securities which are required to be included in such registration pursuant to the exercise of any demand registration rights which entitle the holder thereof to include Registrable Securities in such registration.

               (iii) The U.S. Holders, along with the holders of Registrable Securities that have the right to participate in the firm commitment underwritten offering pursuant to incidental registration rights granted by the Company after the date of this Agreement, shall, unless such incidental registration rights provide to the contrary, share in the available amount of securities which may be included in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement from and to the extent the Company may reasonably bind such other holders to do so, except that Registrable Securities (other than Priority Shares), shall be excluded in proportion, as nearly as practicable, to the respective amounts of such securities held by the holders thereof at the time of filing the registration statement before any Priority Shares requested to be included in the registration and underwriting are excluded.

               (iv)  In making the determinations contemplated by Section 2.1, a
                                                                  -----------
          managing Underwriter or the Company may consider whether the inclusion of any securities will affect the number of securities that can be sold in an orderly fashion within a price range acceptable to the Company (or, if the Company is not selling any securities in such registration, to the prospective selling holders) and the Company shall not be required to grant any concession or additional rights or pay any additional consideration to any holder of Registrable Securities to secure the right of U.S. Holders to participate in any registration.

               (v)   If (A) as a result of the proration provisions of this
          Section 2.1, a U.S. Holder is not entitled to include all such
          -----------
          Registrable Shares which such U.S. Holder requested to include in such registration, or (B) the terms of the proposed compensation to the Underwriters change in a manner materially adverse to the U.S. Holders from those described in the Company Notice, any U.S. Holders may by notice in writing elect to withdraw his request to include any Registrable Shares in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and
          --------  -------
          such U.S. Holder shall no longer have any right to include any Registrable Shares in the registration as to which such Withdrawal Election was made. U.S. Holders shall give any Withdrawal Election as promptly as possible and, in no event, later than five (5) business days after notice of the terms of the proposed underwriting.

               (vi) To facilitate the allocation of shares in accordance with the above provisions, the Company or the Underwriters may round the number of shares allocated to any holder of Registrable Securities to the nearest 100 shares.

               (vii) The Company shall use its reasonable best efforts to provide that the number of shares of Registrable Securities required to satisfy any Underwriters' over-allotment option shall be allocated pro rata among the Company and all holders of securities to be included in the offering on the basis of the relative number of securities otherwise to be included by each of them in the registration provided that the Company shall not be required to grant any concession or additional rights or pay any additional consideration to any holder of Registrable Securities to secure such allocation.

     2.3  Designation of Underwriter. In the case of any registration which is
          --------------------------
proposed to be effected as to which Section 2.1 is applicable, the Company shall
                                    -----------
have the sole and exclusive right to designate the Underwriter(s) therefor (if any), and U.S. Holders shall sell Registrable Shares only pursuant to such underwriting (if any).

     2.4  Right to Terminate Registration. The Company shall have the right to
          -------------------------------
terminate or withdraw any registration initiated by it or pursuant to the demand registration rights of any Person, which registration gives rise to rights of U.S. Holders under Section 2.1, prior to the effectiveness of such registration
                   -----------
whether or not any U.S. Holder has elected to include any Registrable Shares in such registration.

Section 3. Lock-Up Agreement.
           -----------------

     Each U.S. Holder agrees that, if requested in writing by the Company or by the managing Underwriter of any offering effected pursuant to this Agreement, and if such U.S. Holder is at such time an officer or director of the Company, or an Affiliate thereof, or owns of record more than one percent (1%) of the Ordinary Shares then outstanding (including for purpose of such calculation all Ordinary Shares such U.S. Holder has the right to acquire and all Ordinary Shares represented by American Depositary Shares), each U.S. Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of or transfer his economic risk with respect to any securities of the Company (other than those included in the registration) within seven (7) days before or one hundred eighty (180) days after the effective date of a registration statement filed pursuant to this Agreement, unless such limitations are waived in writing by the Company and the managing Underwriter. Each U.S. Holder agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this
Section 0.
---------

Section 4.  Expenses of Registration.
            ------------------------

     The Company shall bear all Registration Expenses incurred in connection with all registrations undertaken pursuant to Section 2, subject to the
                                              ---------
limitations set forth in the definition of Registration Expenses. Notwithstanding the foregoing, the Company shall not be required to pay for any Registration Expenses of any registration proceeding begun under Section 2, the
                                                                 ---------
request for which has been subsequently withdrawn by a U.S. Holder other than pursuant to Section 2(a)(v) or is otherwise not successfully completed due to no
            ---------------
fault of the Company, unless the withdrawal is based upon material adverse information concerning the Company, which the Company had not yet publicly disclosed at the time of such request.

Section 5.  Registration Procedures.
            -----------------------

     5.1  Obligations of the Company. In the case of each registration of any
          --------------------------
Registrable Shares effected by the Company pursuant to this Agreement, the Company will keep U.S. Holders advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

          (a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use its reasonable best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed, whichever first occurs;

          (b) Furnish to U.S. Holders and to the Underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Underwriters may reasonably request in order to facilitate the public offering of such securities;

          (c) Use its reasonable best efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such U.S. jurisdictions as the Underwriters or U.S. Holders shall reasonably request, and to do any and all other acts and things which may be necessary under such securities or blue sky laws to enable U.S. Holders to consummate the public sale or other disposition in such jurisdictions of the securities owned by U.S. Holders; provided that the Company shall not be required in connection therewith or as an election thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction or to take any action which could subject it to tax, including tax on its corporate income or assets, or to the service of process (other than in connection with such registration) in any state where it is not subject thereto; and

          (d) Use its reasonable best efforts to cause all such Registrable Shares registered pursuant hereto to be listed on the principal securities exchange or automated quotation system on which similar securities issued by the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange, or trading market or quotation system on which such securities issued by the Company are then listed.

     5.2  Obligations of U.S. Holders. (a) As a condition to including any
          ---------------------------
Registrable Shares in a registration, the Company may require (i) that the applicable U.S. Holder furnish to the Company such information regarding such U.S. Holder and the contemplated distribution of such U.S. Holder's Registrable Shares as is required to be included in the Registration Statement, and (ii) that such information be furnished to the Company in writing and signed by the U.S. Holder and stated to be specifically for use in the related registration statement, prospectus, offering circular or other document incident thereto.

          (b) U.S. Holders shall not (until further notice) effect sales of Registrable Shares after receipt of written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus, and the Company shall make such amendment in a reasonably commercial manner; provided, that the Company is able to do so in compliance with applicable securities laws. The period during which the registration statement remains effective pursuant to the Agreement shall be extended for a period of time equal to the period for which U.S. Holders refrained from selling pursuant to this Section 5.2(b).
        --------------

Section 6.   Indemnification.
             ---------------

     6.1  Scope of Indemnification. The Company will indemnify U.S. Holders
          ------------------------
against all claims, losses, damages or liabilities (or actions in respect thereof), to which U.S. Holders may be subject under the Securities Act or under any other statute or at common law, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained, on the effective date thereof, in a registration statement under which Registrable Shares were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection therewith, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided,
                                                                    --------
however, that the Company shall not be liable to U.S. Holders in any such case
-------
to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in such Registration Statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto, or any other document, in reliance upon and in conformity with written information furnished to the Company by any U.S. Holder specifically for use therein. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf U.S. Holders or any underwriter or other selling agent and shall survive the transfer of the Registrable Shares by U.S. Holders.

     6.2  Requirements; Investigation No Bar. The Company may require, as a
          ----------------------------------
specific condition to including any Registrable Shares in any registration statement filed pursuant to Section 2.1, that each participating U.S. Holder
                            -----------
shall enter into and deliver to the Company an undertaking satisfactory to it to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6) the Company, each director of the Company, each officer of
         ---------
the Company who shall sign such Registration Statement and each other Person, if any, who controls the Company within the meaning of the Securities Act (except the indemnifying holder, if such indemnifying holder so controls the Company), and each Person participating in the offering with respect to any untrue statement of material fact or omission of material fact from such Registration Statement, any preliminary prospectus or final prospectus contained therein, any summary prospectus issued in connection with any Registrable Securities being registered or offered for sale, or any amendment or supplement thereto, in each case if such statement or omission was made in reliance on and in conformity with written information furnished to the Company by U.S. Holders specifically for use in preparing any such Registration Statement, preliminary prospectus, final prospectus, summary prospectus or amendment or supplement thereto. U.S. Holders shall promptly provide such undertaking to indemnify in accordance with this Section 6.2 upon request. In the event the undertaking to indemnify under
     -----------
this Section 6.2 is given by U.S. Holders, it shall remain in full force and
     -----------
effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Registrable Shares held by the indemnifying party.

     6.3  Contribution. If the indemnification provided for in Section 6.1 or
          ------------                                         -----------
Section 6.2 is unavailable or insufficient to hold harmless an indemnified party
-----------
under this Section 6, then each indemnifying party, in lieu of indemnifying such
           ---------
indemnified party, shall contribute to the amount paid or
payable by such indemnified party as a result of the claims, losses, damages or liabilities (or actions in respect thereof) referred to in Section 6.1 or
                                                           -----------
Section 6.2: (a) in such proportion as is appropriate to reflect the relative
-----------
benefits received by each indemnifying party from the offering of the securities or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such claims, losses, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Section 6.3 were to be determined by pro rata
                                  -----------
allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section
                                                                       -------
6.3. The amount paid by an indemnified party as a result of the claims, losses,
---
damages or liabilities (or actions in respect thereof) referred to in the first sentence of this Section 6.3 shall be deemed to include, subject to the
                 -----------
limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 6.3. No Person guilty of
                                             -----------
fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company may require, as a specific condition to including any Registrable Shares in any registration statement filed pursuant to Section 6 that participating U.S. Holders shall
                            ---------
enter into and deliver to the Company an undertaking reasonably satisfactory to it to contribute to the amount paid or payable by an indemnified party hereunder as and to the extent set forth in this Section 6.3, and participating U.S.
                                       -----------
Holders shall promptly provide such undertaking upon request.

     6.4  Claims Procedures. Each party entitled to indemnification or
          -----------------
contribution under this Section 6 (the "Indemnified Party") shall give notice to
                        ---------
the party required to provide indemnification or contribution (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity or contribution may be sought, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further, that if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are materially different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party or parties). Upon the permitted assumption by the Indemnifying Party of the defense of such action, and approval by the Indemnified Party of counsel, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 6.4 for any legal or other expenses subsequently incurred by
           -----------
such Indemnified Party in connection with the defense thereof (other than reasonable costs of investigation) unless (a) the Indemnified Party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (b) the Indemnifying Party shall not have employed counsel satisfactory to the indemnified party to represent the Indemnified Party within a reasonable time, or (c) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld),consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

Section 7.   Information to be Furnished by U.S. Holders.
             -------------------------------------------

     If a U.S. Holder has Registrable Shares included in any registration, such U.S. Holder shall furnish to the Company such information regarding such U.S. Holder, the Registrable Shares held by U.S. Holders and the distribution proposed by such U.S. Holder as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Agreement.

Section 8.   Rule 144 Reporting.
             ------------------

     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, so long as the Company is a reporting company under the Exchange Act, the Company agrees to furnish to U.S. Holders, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

Section 9.   Co-Sale Rights with Finland Holders.
             -----------------------------------

     9.1  Co-Sale Securities Defined. For purposes of Section 9, unless the
          --------------------------
context indicates otherwise, "Co-Sale Securities" shall mean (i) as to U.S. Holders, the Initial Shares, and (ii) as to the Finland Holders, all Ordinary Shares of the Company held immediately after the Effective Time by the Finland Holders.

     9.2  Co-Sale Procedures. Should any Finland Holder receive a bona fide
          ------------------
offer from any Person to purchase any of the Co-Sale Securities owned by Finland Holders, or should any Finland Holder make an offer to any Person to sell Co-Sale Securities, whether in a private transaction or pursuant to an underwritten transaction (other than a registered underwritten transaction in the United States to which Section 2 shall instead apply) (for the avoidance of
                           ---------
doubt, it being expressly understood that any sales permitted hereunder pursuant to Section 9.5 by Finland Holders pursuant to Rule 144(e) in the United States
   -----------
or on the Helsinki Stock Exchange shall not be subject to the provisions and limitations of this Section 9), then the applicable Finland Holder shall send to
                    ---------
U.S. Holders written notice thereof (the "Co-Sale Notice") setting forth the number of Finland Holder's Co-Sale Securities to be sold, the purchase price, the proposed closing date and any other material terms. Within ten (10) days after delivery of the Co-Sale Notice, U.S. Holders, as a group, may elect to sell up to their pro rata share of the total number of securities to be purchased by the transferee described in the Co-Sale Notice by giving written notice thereof to the Company and tendering to the Company all documentation necessary to effect the sale of the Co-Sale Securities to be sold, with written instructions to transfer the Co-Sale Securities to the transferee described in the Co-Sale Notice upon receipt of payment for such Co-Sale Securities at the price or prices set forth in the Co-Sale Notice from such transferee for the benefit of such U.S. Holder; provided, however, that in no event shall any
                             --------  -------
individual U.S. Holder be permitted to sell any shares pursuant to this Section
                                                                        -------
9.2 which are in excess of the maximum number of Registrable Shares then owned
---
by such U.S. Holder, and further provided that, if any U.S. Holder elects to not
                         ------- -------- ----
sell securities in the transaction giving rise to Co-Sale Rights, such U.S. Holder's pro rata share shall be reallocated pro rata among the participating U.S. Holders; provided, however, that in the no event shall any individual U.S.
              --------  -------
Holder be permitted to sell any shares pursuant to this Section 9.2 which are in
                                                        -----------
excess of the maximum number of Registrable Shares then owned by such U.S. Holder. Any election under this Section 9.2 shall be irrevocable. Failure to
                                -----------
respond within such ten (10) day period shall be deemed
notice of U.S. Holder's rejection of the offer and decision not to participate in such transaction. Within three (3) Business Days after the expiration of the initial notice period, the Company will give notice of the availability of any additional shares and any U.S. Holder desiring to sell additional shares shall inform the Company of the same within two (2) Business Days of such notice. The applicable Finland Holder shall thereupon notify the transferee of the co-sale arrangements hereunder, and instruct the transferee to deliver payment for the shares to be purchased from the U.S. Holders to the Company, who shall transmit such payment to the U.S. Holders. For the purpose of the co-sale right set forth in this Section 9.2, the pro rata share of the U.S. Holders shall be the ratio
        -----------
that (i) the number of shares of Co-Sale Securities then held by the U.S. Holders bears to (ii) the sum of the total number of shares of Co-Sale Securities held by the Finland Holders. Each U.S. Holder shall be required to give, in order to effect a sale pursuant to this Section 9.2, such
                                                 -----------
representations or warranties which are substantially similar in effect to those to be given by the Finland Holders, including, without limitation, pertaining to authority to sell such U. S. Holder's Co-Sales Securities to be sold and title to such Co-Sale Securities.

     9.3    Transfer By Finland Holders Following Co-Sale Notice. In the event
            ----------------------------------------------------
that the U.S. Holders, in the aggregate, elect not to sell or fail to sell to the proposed transferee the full number of Co-Sale Securities subject to the Co-Sale Notice, the Finland Holders may, within ninety (90) days after the expiration of the fifteen (15) day notice period provided for in Section 9.2(b),
                                                                 -------------
transfer such Co-Sale Securities of the Finland Holders which are equal to such shortfall, at a price and on terms no more favorable to the Finland Holders than specified in the Co-Sale Notice. After the expiration of such ninety (90) day period, the Finland Holders shall not thereafter transfer any of Finland Holders' Co-Sale Securities without first complying with the provisions of
Section 9.2.
-----------

     9.4    Invalid Transfers. No transfer in violation of Section 9.2 shall be
            -----------------                              -----------
valid.

     9.5    Certain Exceptions. The provisions of Section 9.2 shall not apply to
            ------------------                    -----------
(i) any sale or transfer by Finland Holders to immediate family members or trusts for the benefit of the Finland Holders or their immediate family members or their Affiliates, (ii) any sale or transfer by Finland Holders to a U.S. Holder or to any Affiliate of a U.S. Holder, (iii) any purchase of the securities of the Company by the Company tendered by a Finland Holder to the Company in payment of the exercise price of warrants, stock options or similar derivative securities granted to Finland Holders by the Board of Directors of the Company or any committee thereof or (iv) any sales of up to an aggregate of 100,000 of Ordinary Shares by the Finland Holders on the Helsinki Stock Exchange during any 90 day period, provided that, in the case of Co-Sale Securities
                          -------- ----
transferred pursuant to Section 9.5, all such transferees shall agree in writing
                        -----------
to be subject to this Agreement and to be bound by all of the restrictions set forth in this Agreement with respect to the Co-Sale Securities so transferred to them as fully as if such transferee were a Finland Holder.

     9.6    Termination of Co-Sale Rights on Transfer. If a Finland Holder shall
            -----------------------------------------
transfer Co-Sale Securities in accordance with the provisions of this Section 9
                                                                      ---------
(other than Section 9.5(i)), such Securities shall no longer be subject to the
            --------------
restrictions set forth in this Section 9. The provisions of this Section 9 shall
                               ---------                         ---------
expire at the earlier of such time as (i) the U.S. Holders have had the opportunity to sell all of their Restricted Shares pursuant to any Co-Sale under this Section, or (ii) the date this Agreement otherwise terminates.

Section 10. Participation in Company Offerings Outside the United States.
            ------------------------------------------------------------

     10.1   Notice of Company Offerings Outside of United States. If at any time
            ----------------------------------------------------
or from time to time during the Registration Rights Period the Company shall determine to sell outside the United States any of its Ordinary Shares for its own account for cash (excluding, for the avoidance of doubt, any transaction which, if effected in the United States would fall within the transactions described in Section
             -------

2.1(a) - (d) of this Agreement), the Company will give written notice (the
------------
"Company Notice"), at its expense, to U.S. Holders of its intention to do so at least fifteen (15) days prior to the date on which such offering is to commence. If any U.S. Holder desires to dispose of all or part of his Registrable Shares, he may request that the number of Ordinary Shares to be sold by the Company is decreased by thirty percent (30%) in the aggregate and that such offering instead include a like number of Registrable Securities; provided, however, that
                                                         --------  -------
in no event shall any individual U.S. Holder be permitted to sell any shares pursuant to this Section 10.1 which are in excess of the maximum number of
                 ------------
Registrable Shares then owned by such U.S. Holder) in connection with Company's offering by delivering to the Company, within ten (10) days after receipt of the Company Notice, written notice of such request (the "U.S. Holders Notice") stating the number of shares of Registrable Shares to be disposed of by such U.S. Holders. The Company shall use its reasonable best efforts to cause all of the Registrable Shares specified in the U.S. Holders Notice to be included in such offering so as to permit the sale or other disposition (in accordance with the intended methods thereof pursuant to such offering) by U.S. Holders of the Registrable Shares so included, subject, however, to the limitations set forth in Section 10.2; and, provided, however, that the Company shall not be required
   ------------       --------  -------
to grant any concession or additional rights or other consideration to any other Person to secure the right of U.S. Holders to participate in such offering. The provision of this Section 10 shall expire at the earlier of such time as (i) the
                  ----------
U.S. Holders have had the opportunity to sell all of their Registrable Shares pursuant to any offering under this Section, or (ii) the date this Agreement otherwise terminates.

     10.2   Certain Limitations on and Requirements for Participation in Company
            --------------------------------------------------------------------
Offerings Outside the United States. (a) If the offering of which the Company
-----------------------------------
gives notice pursuant to Section 10.1 above is for the purpose of permitting the
                         ------------
disposition of securities by the Company pursuant to a firm commitment underwritten offering, the Company shall so advise U.S. Holders as a part of the Company Notice given pursuant to Section 10.1. In such event, the right of U.S.
                                 ------------
Holders to participate in such offering pursuant to Section 10.1 shall be
                                                    ------------
conditioned upon the applicable U.S. Holders's participation in such underwriting (if any), and the inclusion of Registrable Shares in the offering and/or underwriting shall be limited to the extent provided herein. U.S. Holders shall sell the Registrable Shares included in such offering to or through the Underwriter(s) (if any) of the securities being registered for the account of the Company (or otherwise selected by the Company, in its sole discretion, to manage such underwriting) upon terms generally comparable to the terms applicable to the Company (except that the U.S. Holders, on the one hand, and the Company, on the other hand, each shall bear their own costs.

            (b) If requested in writing to do so in good faith by the managing Underwriter of an underwritten offering, the Company shall have the right to limit the aggregate size of the offering or decrease the number of shares of the U.S. Holders to be included therein pro rata to the extent necessary to reduce the number of securities to be included in the offering to the level recommended by the managing Underwriter, and only securities which are to be included in the underwriting may be included in the offering. U.S. Holders shall (together with the Company and other holders of the Registrable Securities distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing Underwriter selected for such underwriting by the Company.

            (c) It will be the responsibility of the U.S. Holders to convert their Registrable Shares from American Depository Shares into Ordinary Shares if necessary to participate in any Co-Sale offering.

Section 11. Assistance with Institutional Sales. (a) The Company shall, from
            -----------------------------------
time to time, upon the request of one or more U.S. Holders use its reasonable best efforts to introduce such U.S. Holder or U.S. Holders to (i) underwriters which may have an interest in assisting with the sale of some or all of the Registrable Shares of such U.S. Holder at the then prevailing market price for the Shares, and (ii) institutional investors whom the Company believes may have an interest in acquiring the Registrable Shares held by U.S. Holders.

            (b) The Company will provide to U.S. Holders and such potential underwriters and purchasers all such documents and opportunities to meet with officials of the Company and to discuss with its principal officers the Company's business pursuant to normal investor relations practices, such as discussions regarding assets, liabilities, financial condition, results of operations and business prospects; it being understood that all such documents and disclosures may be subject to appropriate confidentiality agreements. Notwithstanding anything in this Section 11 to the contrary, the Company shall
                                 ----------
not be required to register the Registrable Shares for resale (except as set forth in Section 2) under the Securities Act or the securities laws of Finland
         ---------
or any other jurisdiction in connection with any proposed sale of such Registrable Shares by the U.S. Holders.

            (c)   All actions by the Company under this Section 11 shall be at
                                                        ----------
the sole cost and expense of the applicable U.S. Holders; provided that the
                                                          -------- ----
Company shall not charge U.S. Holders with any internal expenses of the Company associated with responding to any reasonable due diligence requests of any potential purchaser and the Company shall bear all costs associated with the attendance of any Company officers at no more than three (3) "road shows" in any twelve month period. The Company shall not be obligated to engage in any activity which would require it to register as a broker-dealer under the securities laws of the United States nor shall the Company be obligated to engage in any activity which could reasonably be expected to result in any sale by such U.S. Holder being deemed a distribution by the Company in violation of the securities laws of any applicable jurisdiction.

Section 12. Termination.
            -----------

     This Agreement shall terminate upon the sixth anniversary of the Effective Time (as defined in the Merger Agreement).

Section 13. Amendment.
            ---------

     Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the mutual written consent of the Company and the U.S. Holders. Any amendment or waiver effected in accordance with this Section 13 shall be binding upon each party to this Agreement and each
          ----------
transferee of securities subject to this Agreement.

Section 14. Governing Law.
            -------------

     THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

Section 15. Entire Agreement.
            ----------------

     This Agreement constitutes the full and entire understanding and agreement among the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

Section 16. Notices, etc.
            ------------

     All notices, demands or other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered, by hand or by messenger, addressed:

     If to U.S. Holders or the Finland Holders, to the address set forth below the individual Holder's signature to this Agreement, or to such other address as an individual Holder shall have furnished to the Company.

            If to the Company, to:

                 Eimo Oyj
                 Norokatu 5
                 P.O. Box 104
                 FIN-15101 Lahti
                 FINLAND
                 Attn:  Elmar Paananen
                 Facsimile: 011-358-3-850-5405

or to such other address as the Company shall have furnished to U.S. Holders, with a copy to:

                 Smith, Gambrell & Russell, LLP
                 Suite 3100, Promenade II
                 1230 Peachtree Street, N.E.
                 Atlanta, Georgia 30309-3592
                 Attn: John D. Saunders, Esq.
                 Facsimile: 404-685-6982

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if in writing and delivered personally, or, if sent by mail, postage pre-paid, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed, pre-paid and mailed as aforesaid. In order for a notice to be effective, a second copy must be faxed by the sender to the party to whom it is addressed. Any party may change by such notice the address to which notices to it are to be addressed.

Section 17. Counterparts.
            ------------

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

Section 18. Severability.
            ------------

     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be
                                 --------
effective if it materially changes the economic benefit of this Agreement to any party.

Section 19. Captions and Section Titles.
            ---------------------------

         Section titles or captions contained in this Agreement are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

Section 20.   Singular and Plural, Etc.
              -------------------------

         Whenever the singular number is used herein and where required by the context, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         "COMPANY"

                                         Eimo Oyj


                                         By:    /s/ Elmar Paananen
                                             -----------------------------------
                                         Name:  Elmar Paananen
                                               ---------------------------------
                                         Title: Executive Vice Chairman
                                                --------------------------------







                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                       "U.S. HOLDERS"



                                       /s/ A. Christian Schauer
                                       -----------------------------------------
                                       A. Christian Schauer


                                       _________________________________________
                                       _________________________________________
                                       _________________________________________
                                       Facsimile:_______________________________



                                       /s/ Victor V. Valentine, Jr.
                                       -----------------------------------------
                                       Victor V. Valentine, Jr.


                                       _________________________________________
                                       _________________________________________
                                       _________________________________________
                                       Facsimile:_______________________________



                                       /s/ Daniel B. Canavan
                                       -----------------------------------------
                                       Daniel B. Canavan


                                       _________________________________________
                                       _________________________________________
                                       _________________________________________
                                       Facsimile:_______________________________






                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                         "FINLAND HOLDERS":


                                         /s/ Jalo Paananen
                                         ---------------------------------------
                                         Jalo Paananen


                                         _______________________________________
                                         _______________________________________
                                         _______________________________________
                                         Facsimile:_____________________________



                                         /s/ Elmar Paananen
                                         ---------------------------------------
                                         Elmar Paananen


                                         _______________________________________
                                         _______________________________________
                                         _______________________________________
                                         Facsimile:_____________________________



                                         /s/ Topi Paananen
                                         ---------------------------------------
                                         Topi Paananen


                                         _______________________________________
                                         _______________________________________
                                         _______________________________________
                                         Facsimile:_____________________________



                                         /s/ Annamari Jukko
                                         ---------------------------------------
                                         Annamari Jukko


                                         _______________________________________
                                         _______________________________________
                                         _______________________________________
                                         Facsimile:_____________________________